Exhibit 10.36
(Translation from Spanish)
(On the left hand margin of each page of the document appear several sets of initials)
AGREEMENT ENTERED INTO BY MR. JORGE AHUMADA AYALA AND FERNANDO AHUMADA AYALA, IN THEIR OWN RIGHT, HEREINAFTER JOINTLY REFERRED TO AS “THE PLAINTIFF”, AND BY THE PUBLIC ACCOUNTANT, EVERARDO GARIBAY RAMIREZ, AS ATTORNEY-IN-FACT OF THE COMPANY NAMED: OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. (CORPORATION OF VARIABLE CAPITAL), HEREINAFTER REFERRED TO AS “THE DEFENDANT”, IN ACCORDANCE WITH THE FOLLOWING REPRESENTATIONS AND CLAUSES:
REPRESENTATIONS
I.	“THE PLAINTIFF” represents in its own right:
a)	To be individuals of Mexican nationality, with legal capacity for the entering into of this agreement.

b)	To be the titleholders of trademark registry number: 594389 “MICROMYCIN®”.

c)	To have filed, before the Mexican Institute of Industrial Property, the proceeding in order to obtain the administrative-law declaration of infringement against “Oculus Technologies of Mexico, S.A. de C.V. based on the grounds provided for in sections I and IV of article 213 of the Industrial Property Law, under file number P.C. 421/2005 (I-310)8735, which it agrees to conclude by means of the relinquishment of the claim and of the corresponding proceeding.
d)	That it is its wish to enter into this agreement with “THE DEFENDANT”, in order to definitively conclude the dispute specified in paragraph c) hereinabove, without the existence of pressure, fraud, bad faith or any other vice of consent.

II.	“THE DEFENDANT” represents, though its attorney-in-fact:

a)	That its client is a corporation incorporated in accordance with the laws of the United Mexican States, as confirmed in original instrument number 3,605, dated April 30, 2003, executed before Mr. Armando G. Manzano Alba, head of notary public’s office number one of the State of Michoacán.

b)	That it holds the necessary and sufficient powers for the entering into of this agreement, as confirmed in public instrument number 95370, dated November 30, 2005, executed before Mr. Francisco Javier Arce Gargollo, head of notary public’s office number 74 of the Federal District, which henceto have by no means been revoked or modified.

c)	That it is its wish to enter into this agreement with “THE PLAINTIFF”, in order to definitively conclude with the motion established in clause five of this agreement, the dispute specified in point I, paragraph c) hereinabove, without the existence of pressure, fraud, bad faith or any other vice of consent.

Both parties assert that they have freely negotiated the terms and conditions of this agreement, without the existence of any vice of consent that could cause it to be invalid or null, wherefore this agreement is entered into in accordance with the following:

CLAUSES
ONE: “THE DEFENDANT” is bound, given that it is in its best interests, before “THE PLAINTIFF” to cease to utilize the name Microcyn 60, or any other name that is the same or similar in degree of confusion to trademark: 594389 “MICROMYCIN®, which is printed on the labels of the product, within the term not exceeding one year as from the signing date of this agreement.
TWO: The term specified in the above clause may be used by “THE DEFENDANT” in order to perform the processes and acts needed to register a distinct trademark before the Mexican Institute of Industrial Property, at the sole discretion of “THE DEFENDANT”, as well as to undertake the application processes, corresponding to the product, before the Federal Board for Protection against Health Risks.
THREE: The phases in which “THE DEFENDANT” shall perform the processes and acts needed to change the name of its product Microcyn 60 for a distinct trademark, are the following:

FIRST PHASE
COMMENCEMENT		PROBABLE
DATE	ACTIVITY	CONCLUSION DATE
WEEK OF AUG/01/2006	COMMENCEMENT OF THE APPLICATION PROCESS OF THE TRADEMARK REGISTRATION WITH THE IMPI (MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY)	ESTIMATE OF SIX MONTHS IN ORDER TO OBTAIN THE RESULT OF THE APPLICATION PROCESS

SECOND PHASE
COMMENCEMENT		PROBABLE
DATE	ACTIVITY	CONCLUSION DATE
WEEK OF FEB/05/2007	COMMENCEMENT OF THE APPLICATION PROCESS AT COFEPRIS (FEDERAL BOARD FOR PROTECTION AGAINST HEALTH RISKS)	ESTIMATE OF SIX MONTHS FOR THE APPROVAL OF THE CHANGE OF NAME AND LABELS

THIRD PHASE
COMMENCEMENT		PROBABLE
DATE	ACTIVITY	CONCLUSION DATE
WEEK OF AUG/01/2007	FIRST PRODUCT DELIVERIES WITH NEW LABELING INCLUDING THE CHANGE OF NAME	FOLLOWING WEEKS

FOUR: Upon completion of the year referred to in clause one of this agreement, “THE DEFENDANT” should begin to make the first deliveries to businesses of the product with new labeling, which shall include a trademark different from the name: Microcyn 60, or another name that is not similar in degree of confusion to trademark: 594389 “MICROMYCIN®, while fully abiding by the stipulations of this meeting of the minds.
FIVE: Upon the signing of this agreement, “THE PLAINTIFF” is bound before “THE DEFENDANT” to file, in the administrative-law declaration of infringement proceeding before the Mexican Institute of Industrial Property, Divisional Office for the Protection of Intellectual Property, Divisional Sub-office for the Prevention of Unfair Competition, Departmental Coordination of Inspection and Supervision, File P.C. 421/2005 (I-310)8735, for the relinquishment of the claim and the corresponding proceeding, without reserving any action or right to exercise against “THE DEFENDANT”, by virtue of the entering into of this agreement. This provision shall be invalid if “THE DEFENDANT” continues to use the product showing the Microcyn 60 trademark after one year as from the signing of this agreement.
Furthermore, it is the responsibility of “THE PLAINTIFF” to by no means permit the company: Laboratorios Dermatológicos Darier, S.A. de C.V. to file any similar proceeding against “THE DEFENDANT” regarding the Microcyn 60 product and by virtue of this meeting of minds.
SIX: “THE DEFENDANT” is bound to pay “THE PLAINTIFF” the sum of $80,000.00 (Eighty Thousand Mexican Pesos 00/100) in order to recover legal costs, which shall be paid within fifteen days following the date on which “THE DEFENDANT” receives the corresponding receipt and/or invoice.
SEVEN: Upon termination of the term specified in clause one, and only in case “THE DEFENDANT” continues manufacturing and labeling the product with the name Microcyn 60 or another similar name in degree of confusion to trademark 594389 “MICROMYCIN®, following the termination of the aforementioned term of one year, both parties agree to establish as liquidated damages the sum of $100,000.00 (one hundred thousand Mexican Pesos

00/100) per month, which “THE DEFENDANT” is bound to pay in favor of “THE PLAINTIFF” during the time “THE DEFENDANT” continues labeling the product with the aforementioned name.
EIGHT: On its part, “THE PLAINTIFF” promises and is bound with “THE DEFENDANT” not to directly or indirectly use the name: Microcyn 60 or another name similar in degree of confusion.
Both parties agree to ratify this agreement before the Mexican Institute of Industrial Property.
NINE: There exists no custom, use or practice against the terms and conditions of this agreement. Any modification of the expressly agreed matters shall only be effective between the parties if the respective agreement is recorded in writing and signed by all the parties.
TEN: For all matters regarding the fulfillment and execution of this agreement, the parties specify the following domiciles:

“THE PLAINTIFF”: Insurgentes Sur 3579, Torre 3, 8th floor, offices 801-804, Tlalpan Residential Zone, Tlalpan City District, Zip Code 14020, in Mexico, Federal District.
“THE DEFENDANT”: Industria Vidriera number 81, Zapopan Norte Industrial Development, Zip Code 45130, Zapopan, Jalisco.
ELEVEN: For the interpretation and compliance with the agreement, the parties expressly submit themselves to the authority of the Mexican Institute of Industrial Property, Divisional Office for the Protection of Intellectual Property, Divisional Sub-office for the Prevention of Unfair Competition, Departmental Coordination of Inspection and Supervision. The foregoing is for all corresponding legal effects.
The parties agree with the content of this agreement and it is signed on four copies in Mexico City, Federal District, this July 31, 2006.

By “THE PLAINTIFF”	By “THE DEFENDANT”
(Signed)	(Signed)

Mr. Jorge Ahumada Ayala	Public Accountant, Everardo
Garibay Ramirez

By “THE PLAINTIFF”
(Signed)
Mr. Fernando Ahumada Ayala
WITNESSES

By “THE PLAINTIFF”	By “THE DEFENDANT”

(Signed)	(Signed)

Mr. Arturo Dominguez Vargas	Mr. José Luis Camacho Lozano

(Translation from Spanish)
(Emblem):
IMPI
Mexican Institute of Industrial Property
(Stamp):
MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY
Divisional Office for the Protection
of Intellectual Property
Folio: 14983
Date: SEP/22/2006 – Time: 15:37
File: P.C. 421/2005(I-310)8735
-Illegible- 579125
(Barcode): -Illegible-
DIVISIONAL OFFICE FOR THE PROTECTION
OF INTELLECTUAL PROPERTY.
DIVISIONAL SUB-OFFICE FOR THE PREVENTION
OF UNFAIR COMPETITION.
DEPARTMENTAL COORDINATION OF
INSPECTION AND SUPERVISION.
REG. 011834

JORGE AHUMADA AYALA AND
FERNANDO AHUMADA AYALA.
VS.
OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V.
TRADEMARK: 594389 MICROMYCIN.
P.C. 421/2005(I-310)8735.
MATTER: THE ABANDONMENT OF THIS PROCEEDING BY RENOUNCEMENT IS DECLARED.
MR. SALVADOR CHAVEZ OSEGUERA.
ATTORNEY-IN-FACT OF JORGE AHUMADA AYALA AND
FERNANDO AHUMADA AYALA.
CALLE DE ORIENTE 107 No. 4606,
COL. GERTRUDIS SANCHEZ, 2DA. SECCION,
DEL. GUSTAVO A. MADERO,
C.P. 07839, MEXICO, D.F.
Having seen the document presented at the filing office of the Divisional Office for the Protection of Intellectual Property of this Institute on September 21, 2006, with entry folio 011834, by Mr. Salvador Chávez

Osequera, in representation of JORGE AHUMADA AYALA AND FERNANDO AHUMADA AYALA, and by Mr. Everardo Garibay Ramírez, in representation of OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. whereby the former relinquishes the request of administrative-law declaration of infringement, specifying that an agreement has been entered into with the presumed infringer, dated July 31, 2006, while attaching the original thereof for the corresponding legal effects, which is signed in agreement by Mr. Everardo Garibay Ramírez, attorney-in-fact of OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. the following is agreed.
The document in question is formally placed on record, by Mr. Salvador Chávez Oseguera, in representation of JORGE AHUMADA AYALA AND FERNANDO AHUMADA AYALA, with his legal capacity being accredited in the records, relinquishing the aforementioned proceeding, by virtue of the fact that an agreement was entered into with the supposed infringer in July 31, 2006, as well as Mr. Javier Santos Ríos, attorney-in-fact of OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. whose legal capacity is accredited in the records, signing in agreement, the relinquishment and, given that from the aforementioned agreement, which was attached in original to the document in question, the following is seen in CLAUSE FIVE: “Upon the signing of this agreement, “THE PLAINTIFF” is bound before “THE DEFENDANT” to file, in the administrative-law declaration of infringement proceedings before the Mexican Institute of Industrial Property, Divisional Office for the Protection of Intellectual Property, Divisional Sub-office for the Prevention of Unfair Competition, Departmental Coordination of Inspection and Supervision, File P.C. 421/2005 (I-310)8735, for the relinquishment of the claim and the corresponding proceeding, without reserving any action or right to exercise against “THE DEFENDANT”, by virtue of the entering into of this agreement. This provision shall be invalid if “THE DEFENDANT” continues to use the product showing the Microcyn 60 trademark after one year as from the signing of this agreement.” Consequently, with the existence of said agreement between the parties for the relinquishment in question, based on articles 1, 2 and 57, section II of the Federal Code of Administrative-law procedure, and article 373, sections I and II of the Federal Code of Civil Procedure; it is resolved:
ONE: The abandonment of this proceeding is declared, due to the asserted and duly grounded reasons.

TWO: Kindly archive the file specified at the head of this document, as a full and definitively concluded matter.
THREE: Let this resolution be known to the parties. This document is signed in Mexico City, Federal District, based on article 6, sections IV, V and XXII, Articles 7 bis, 184, 187, 188, 193, 191, 192 bis and 215, Headings Six and Seven and other applicable articles of the Industrial Property Law; articles 1 and 2 and other applicable articles of the Federal Code of Administrative-law procedure, and articles 1, 70, 80, 129, 197 and 202 of the Federal Code of Civil Procedure, supplying deficiency; articles 1 and 3, section V, paragraph c), subparagraph i), first and second lines, articles 4, 5 and 11, last paragraph and article 14 of the Regulations of the Mexican Institute of Industrial Property; articles 1, 3, 4, 5, 18, 25, 26 and 32 of the Organic Bylaws of the Mexican Institute of Industrial Property, and articles 1, 3, and 7, sections c), e) and r) and last paragraphs of the Agreement that confers powers upon the Assistant General Directors, Coordinator, Divisional Directors, Incumbents of the Regional Offices, Divisional Deputy Directors, Departmental Coordinators and other employees of the Mexican Institute of

Industrial Property, with said laws being published in the Official Gazette on August 2, 1994, August 4, 1994 (reformed on May 30, 2000), February 24, 1943, December 14, 1999 (reformed and added to by Decree published on July 15, 2004, whose errata was published on the 28th of the same month and year), December 27, 1999 (reformed and added to by agreement published on July 29, 2004, whose clarification note was published on August 4, 2004), and December 15, 1999 (reformed by agreement published on July 29, 2004, whose clarification note was published on August 4, 2004).
YOURS SINCERELY
THE DIVISIONAL DEPUTY DIRECTOR FOR THE
PREVENTION OF UNFAIR COMPETITION
(Signed)
MS. MARÍA GUADALUPE LAZCANO XOXOTLA
With copy: Everardo Garibay Ramírez, Attorney-in-fact of OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. Río Rhin No. 56, Penthouse 2, Col. Cuauhtémoc, Delegación Cuauhtémoc, C.P. 06500, Mexico, D.F. For his knowledge.
RCL/CAP (Initials)
Periférico Sur No. 3106, Col. Jardines del Pedregal, C.P.01900.
Switchboard: 5624-0400

(Translation from Spanish)
(Stamp):
MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY
Divisional Office for the Protection
of Intellectual Property
Folio: 011834
Date: SEP/21/2006 – Time: 13:45
File: P.C. 421/2005(I-310)8735
ATTACHED DOCUMENT:
TRANSFER
PROMOTION
823412
REGISTERED TRADEMARK: 594389 MICROMYCIN
DIVISIONAL OFFICE FOR THE PROTECTION
OF INTELLECTUAL PROPERTY.
DIVISIONAL SUB-OFFICE FOR THE PREVENTION
OF UNFAIR COMPETITION.
DEPARTMENTAL COORDINATION OF
INFRINGEMENTS AND CRIMES
HEAD OF THE MEXICAN
INSTITUTE OF INDUSTRIAL PROPERTY

     I, SALVADOR CHAVEZ OSEGUERRA, Lawyer for and in representation of JORGE AHUMADA AYALA and FERNANDO AHUMADA AYALA, with such legal capacity being accredited in the “P.C”. specified hereinabove, with all due respect to appear before you in order to assert:
     I, EVERARDO GARIBAY RAMIREZ, as attorney-in-fact of OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. with such legal capacity being accredited in the “P.C”. specified hereinabove, with all due respect to appear before you in order to assert:
     That having reached a satisfactory arrangement for both parties, under the terms of the agreement entered into on July 31, 2006, we appear in order to exhibit same for its due approval and inclusion in the corresponding file.
     Furthermore, and based on the provisions of article 373, section II of the Civil Code of Procedure, supplying deficiency to the Industrial Property Law, JORGE AHUMADA AYALA and FERNANDO AHUMADA AYALA, in representation of the undersigned, do hereby fully relinquish the proceeding against OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V. given that it is in their bests interests which I represent.
     Due to the foregoing, I kindly request you, the HEAD THE MEXICAN INSTITUTE OF INDUSTRIAL PROPERTY, to:
     ONE: To formally enter my appearance on record, in the name and representation of JORGE AHUMADA AYALA and FERNANDO AHUMADA AYALA, relinquishing the proceeding given that it is in the interests of my clients, under the terms of the agreement attached hereto for all corresponding legal effects.
     TWO: To formally enter my appearance on record, in the name and representation of OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V., and to formally place on record the acceptance of the relinquishment, for the effects established in article 373, section II of the Civil Code of Procedure, supplying deficiency to the Industrial Property Law and under the terms of the exhibited agreement.
Mexico, Federal District, this September 21, 2006.

THANK YOU FOR YOUR CONSIDERATION OF THIS LETTER

(Signed) MR. SALVADOR CHAVEZ OSEGUERA Attorney-in-fact of MR. JORGE AHUMADA AYALA and MR. FERNANDO AHUMADA AYALA	(Signed) PUBLIC ACCOUNTANT: EVERARDO GARIBAY RAMIREZ Attorney-in-fact of OCULUS TECHNOLOGIES OF MEXICO, S.A. DE C.V.